Subsequent Events	6 Months Ended
Jun. 30, 2019
Subsequent Events
Subsequent Events

NOTE 4:-	SUBSEQUENT EVENTS

On July 31, 2019, the Company signed a distribution agreement with Kyongbo Pharm Co., Ltd. ("Kyongbo Pharm"), to distribute the Company's lead drug candidate, Piclidenoson, for the treatment of psoriasis in South Korea, upon receipt of regulatory approvals. Under the terms of the distribution agreement, Kyongbo Pharm, in exchange for exclusive distribution rights to sell Piclidenoson in the treatment of psoriasis in South Korea, is required to make a total upfront payment of USD 750 to the Company, with additional payments of up to USD 3,250 upon achievement of certain milestones. The Company will also be entitled to a transfer price for delivering finished product to Kyongbo Pharm upon commercial launch. In August 2019, the Company received the upfront payment of USD 750 from Kyongbo Pharm.